UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2022

BERKSHIRE HILLS BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 State Street, Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 773-5601, ext. 133773

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BHLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 6, 2022, Deborah A. Stephenson, Senior Executive Vice President, Chief Compliance and Regulatory Officer of Berkshire Hills Bancorp, Inc. (the “Company”), the holding company for Berkshire Bank (the “Bank”), announced her resignation from her position as of September 30, 2022, to pursue another employment opportunity. The Company, the Bank and Ms. Stephenson entered into a Transition Agreement, dated September 9, 2022, that provides for transition services and includes confidentiality and non-solicitation clauses. The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the Transition Agreement which is attached hereto as Exhibit 10.1 of this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

The Company has appointed Ashlee Flores as Executive Vice President, Chief Compliance Officer, effective September 30, 2022. Ms. Flores will report to Chief Risk Officer Gregory D. Lindenmuth. Ms. Flores is currently the Bank’s Senior Vice President, Compliance. Prior to joining the Bank, Ms. Flores was a compliance officer at Hampden Bank, Springfield, Massachusetts, where she managed the compliance and audit program. She holds a Bachelor of Applied Sciences in Journalism from Boston University. There are no transactions requiring disclosure pursuant to Item 404 of Regulation S-K. The full text of the press release is attached to this Form 8-K and is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits
(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions. Not Applicable.

(d)	Exhibits.

	Exhibit No.	Description

	10.1	Transition Agreement dated September 9, 2022
	99.1	Press release dated September 12, 2022
	104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Berkshire Hills Bancorp, Inc.

DATE: September 12, 2022	By:	/s/ Jacqueline Courtwright
Jacqueline Courtwright EVP, Chief Human Resources and Culture Officer